UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 17, 2006.

MAGNUS INTERNATIONAL RESOURCES INC. (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	333-74992 (Commission File Number)	98-0351859 (IRS Employer Identification No.)

101 Convention Center Drive, 7th Floor Las Vegas, Nevada (Address of principal executive offices)	89109 (Zip Code)

Registrant's telephone number, including area code (888) 888-1494

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

          On January 16, 2006, Graham Taylor, President, CEO and a Director of the Company, exercised 800,000 stock options at a purchase price of USD$0.50 per share for total proceeds of $400,000.  The Company believes that such issuance is exempt from registration under Regulation S promulgated under the Securities Act of 1933, as amended, as the securities were issued to the individual through an offshore transaction which was negotiated outside of the United States and consummated outside of the United States.

          On January 17, 2006, the Company issued 624,500 units (each a “Unit”) to 40 individuals/entities due to the first closing of the Company’s private placement at $1.25 per Unit for total proceeds of $780,625.  Each Unit consists of one share of common stock of the Company and one-half of one share purchase warrant, with each whole warrant entitling the holder to purchase one additional share of common stock of the Company at US$2.00 per warrant share until January 17, 2008.  The Company believes that such issuance is exempt from registration under Regulation D and Section 4(2) under the Securities Act of 1933, as amended, as well as Regulation S promulgated thereunder.

          On January 24, 2006, the Company issued 100,000 Series “A” preferred shares to Graham Taylor, President, CEO and a Director of the Company at a price of $0.001 per share for total proceeds of $100.  The Company believes that such issuance is exempt from registration under Regulation S promulgated under the Securities Act of 1933, as amended, as the securities were issued to the individual through an offshore transaction which was negotiated outside of the United States and consummated outside of the United States.  These Series “A” preferred shares have the following base characteristics:

(i)       Dividends

Series “A” Preferred Stock shall not participate in dividends.

(ii)      No Liquidation Preference

In the event of any liquidation, dissolution, or winding up of this Company, either voluntarily or involuntarily, the holders of the Series “A” Preferred Stock shall not be entitled to receive any distribution by reason of their ownership thereof.

(iii)     Voting Rights

Each shareholder of Series “A” Preferred Stock of record shall have 1000 (one thousand) votes for each share of Series “A” Preferred Stock standing in his name in the books of the Company and shall be entitled to vote such shares at meetings of the common shareholders in all circumstances.

          The funds received from the investors mentioned above have been and will be used for property exploration expenses, salaries, consultant fees, consultant expenses, general and administrative expenses, working capital and property acquisition payments.

ITEM 8.01  OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press releases attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release dated January 11, 2006.
Exhibit 99.2	Press Release dated January 17, 2006.
Exhibit 99.3	Press Release dated January 22, 2006.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 31, 2006

                                                                        MAGNUS INTERNATIONAL RESOURCES INC.

                                                                        By:       /s/ Pete Smith
                                                                        Name:  Pete Smith
                                                                        Title:     Director

EXHIBIT INDEX

Number	Exhibit	Sequential Page Number
Exhibit 99.1	Press Release dated January 11, 2006.	6
Exhibit 99.2	Press Release dated January 17, 2006.	8
Exhibit 99.3	Press Release dated January 22, 2006.	10